SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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        Date of Report (Date of earliest event reported): March 11, 2008
                                                          --------------

                                  Anaren, Inc.
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               (Exact Name of Registrant as Specified in Charter)

      New York                      000-6620                16-0928561
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    (State or Other               (Commission             (I.R.S. Employe
    Jurisdiction of               File Number)           Identification No.)
    Incorporation)

               6635 Kirkville Road, East Syracuse, New York 13057
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (315) 432-8909

                                 Not Applicable
            ---------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8 - Other Events

Item 8.01  Other Events.

      On March 11, 2008, Anaren, Inc., a New York corporation (the "Company"), and The M. S. Kennedy Corp., a New York corporation ("M.S. Kennedy"), entered into a non-binding Letter of Intent (the "LOI"), pursuant to which the Company agreed in principle to pursue the possible acquisition of M.S. Kennedy. The acquisition is subject to the negotiation and execution of a mutually acceptable definitive acquisition agreement, and therefore, there can be no assurance that such acquisition will be completed within any given timeframe or at all. However, at the present time, the Company anticipates that the acquisition will be completed in the Company's fourth quarter of fiscal year ending June 30, 2008.

      M.S. Kennedy is a Syracuse based manufacturer of analog and mixed signal hybrids used in various military and aerospace applications, and had net sales of approximately $22.4 million in 2007.

      On April 14, 2008, the Company issued a press release announcing the execution of the LOI, a copy of which is attached to this report as Exhibit 99.1.


Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.                      Description

99.1 Press Release, dated April 14, 2008, announcing the execution of a Letter of Intent with The M. S. Kennedy Corp.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


DATE: April 14, 2008
                                 ANAREN, INC.


                                 By:   /s/ Lawrence A. Sala
                                       -----------------------------------------
                                 Name:     Lawrence A. Sala
                                 Title:    President and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.                      Description

99.1 Press Release, dated April 14, 2008, announcing the execution of a Letter of Intent with The M. S. Kennedy Corp.